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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): March 8, 2004 (March 5, 2004)


                              NBC ACQUISITION CORP.
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                      333-48225              47-0793347
-------------------------------         ------------         -------------------
(State or Other Jurisdiction of         (Commission             (IRS Employer
         Incorporation)                 File Number)         Identification No.)


                 4700 SOUTH 19TH STREET, LINCOLN, NE 68501-0529

               (Address of Principal Executive Offices) (Zip Code)

            ---------------------------------------------------------

                                 (402) 421-7300

              (Registrant's telephone number, including area code)

                                 ---------------




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit and the information set forth therein is deemed to be furnished pursuant to Item 9 hereof, and shall not be deemed "filed" under the Securities Exchange Act of 1934.

         99.1     Press Release of NBC Acquisition Corp., dated March 5, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On March 5, 2004, NBC Acquisition Corp. announced that it has completed the sale of its 11% Senior Discount Notes due 2013 and that it will redeem all of its 10 3/4% Senior Discount Debentures that were not tendered on or prior to the expiration of the consent solicitation initiated by NBC Acquisition on February 4, 2004, in connection with its tender offer with respect to its 10 3/4% Senior Discount Debentures, as more fully described in the press release filed as Exhibit 99.1 hereto and incorporated into Item 9 of this Form 8-K by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 8, 2004               NBC ACQUISITION CORP.



                                  By: /s/ Alan G. Siemek
                                      ------------------------------------------
                                      Alan G. Siemek
                                      Chief Financial Officer




                                  EXHIBIT INDEX


 99.1     Press Release of NBC Acquisition Corp., dated March 5, 2004.